Securities Act File No. 33-67852
                                               Securities Act File No. 33-91706
                                               Securities Act File No. 33-56094
                                               Securities Act File No. 33-13436
                                               Securities Act File No. 02-72428
                                               Securities Act File No. 33-72226
                                               Securities Act File No. 33-59363
                                               Securities Act File No. 02-93307
                                               Securities Act File No. 333-02265
                                               Securities Act File No. 02-32488
                                               Securities Act File No. 333-89733
                                               Securities Act File No. 33-5827

                       PILGRIM INTERNATIONAL EQUITY FUNDS
                          PILGRIM PRECIOUS METALS FUNDS
                        PILGRIM INTERNATIONAL INCOME FUND

                    Supplement dated January 22, 2001 to the
   Class A, B, C and M International Equity Funds, Precious Metals Funds and
           International Income Fund Prospectus dated November 1, 2000

1.   PROPOSED FUND REORGANIZATIONS.

     On November 2, 2000, the Board of Directors/Trustees of the Pilgrim Funds approved proposals to reorganize the following Disappearing Funds into the following Surviving Funds (the "Reorganizations"):

               DISAPPEARING FUND                        SURVIVING FUND
               -----------------                        --------------

     Pilgrim Emerging Markets Value Fund       Pilgrim Emerging Countries Fund
     Pilgrim Worldwide Emerging Markets Fund   Pilgrim Emerging Countries Fund
     Pilgrim Global Corporate Leaders Fund     Pilgrim Worldwide Growth Fund
     Pilgrim Global Technology Fund            ING Global Information
     Pilgrim Silver Fund                        Technology Fund
     Pilgrim SmallCap Asia Growth Fund         Pilgrim Gold Fund
     Pilgrim Global Income Fund                Pilgrim Asia-Pacific Equity Fund
                                               Pilgrim Strategic Income Fund

Each proposed Reorganization is subject to approval by shareholders of the Disappearing Fund. If shareholder approval is obtained, it is expected that the Reorganizations would take place in the first quarter of 2001.

2. CHANGE IN DESCRIPTION OF INVESTMENT STRATEGIES FOR PILGRIM WORLDWIDE GROWTH FUND, PILGRIM INTERNATIONAL FUND, PILGRIM INTERNATIONAL CORE GROWTH FUND, AND PILGRIM EMERGING COUNTRIES FUND.

     Effective November 2, 2000, the following disclosure will replace the disclosure under "Pilgrim Worldwide Growth Fund -- Investment Strategy" on page 6 of the Prospectus:

     Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in at least three countries, one of which may be the U.S. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities.

     International Component. The portfolio managers primarily use a "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. The portfolio managers will invest at least 65% of the Fund's assets in companies which, based upon a fundamental analysis of a company's earning prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and the cash flow return on capital. They also use a "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks.

     U.S.  Component.  The Fund normally  invests in equity  securities of large
     U.S. companies that the portfolio managers feel have above-average prospects for growth. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the S&P 500 Index. As of October 19th, 2000, this meant market capitalizations in the range of $10 billion to $571 billion. Capitalization of companies in the S&P 500 Index will change with market conditions.

     The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and a sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure.

     From time to time, the Adviser reviews the allocation between U.S. stocks and non-U.S. stocks in the portfolio, and may rebalance the portfolio using factors that the Adviser deems appropriate.

     Effective November 2, 2000, the following disclosure will replace the disclosure under "Pilgrim International Fund -- Investment Strategy" on page 12 of the Prospectus:

     Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside the U.S. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.

     The portfolio managers primarily use "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.

     Effective November 2, 2000, the following disclosure will replace the disclosure under "Pilgrim International Core Growth Fund -- Investment Strategy" on page 14 of the Prospectus:

     Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside the U.S. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.

     In pursuing the Fund's investment strategy, the portfolio managers primarily use a "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. The portfolio managers will invest at least 65% of the Fund's assets in companies which, based upon a fundamental analysis of a company's earning prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and the cash flow return on capital. They also use a "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks.

     Effective November 2, 2000, the following disclosure will replace the disclosure under "Pilgrim Emerging Countries Fund -- Investment Strategy" on page 20 of the Prospectus:

     The Fund invests at least 65% of its net assets in securities of issuers located in at least three countries with emerging securities markets. Countries with emerging securities markets are those countries which generally are considered to be emerging market countries by the international financial community.

     The Fund may invest up to 35% of its total assets in securities of U.S. and other developed market issuers, including investment-grade debt securities of U.S. issuers. Under normal conditions, the Fund invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities.

     In selecting securities of issuers located in emerging market countries, the Adviser uses a "bottom-up" fundamental analysis to identify companies which it believes have good earnings growth prospects and that can be bought at a price which seems reasonable. To help in this process, the Adviser scores the emerging markets stocks on a wide range of quantitative and qualitative measures, with particular attention paid to long-term and short-term earnings growth prospects and valuation measures. The Adviser seeks securities of emerging market issuers which are relatively liquid and covered by professional securities analysts.

     In selecting stocks in developed markets, the portfolio managers seek the most attractive opportunities in such markets. For such securities, the portfolio managers use "bottom-up" analysis to choose companies which offer good value relative to their peers in the same industry, sector or region. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In their conducting their fundamental analysis, the portfolio managers focus on various matters, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.

     The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

3. CHANGE IN DESCRIPTION OF INVESTMENT STRATEGIES FOR PILGRIM SMALLCAP ASIA GROWTH FUND.

     Effective December 8, 2000, the following disclosure is added at the end of the disclosure under "Pilgrim SmallCap Asia Growth Fund -- Investment Strategy" on page 28 of the Prospectus:

     During times that the adviser or sub-adviser believes that stocks of smaller companies present undue risk, the Fund may adopt a defensive investment posture, and invest in equity securities and equity equivalents of medium and large companies in the Asia region. At a meeting held on December 8, 2000, the adviser informed the Fund's Board of Directors that the Fund likely will continue to be invested primarily in such securities for the immediate future, and potentially through the reorganization of the Fund with the Pilgrim Asia-Pacific Equity Fund, described above, to the extent warranted by market conditions. At times that the Fund is primarily invested in securities of medium and large companies, it will not realize capital appreciation from a primary investment in smaller companies.

4.   REVISED BAR CHART FOR PILGRIM ASIA-PACIFIC EQUITY FUND.

     The bar chart for Pilgrim Asia-Pacific Equity Fund set forth on page 27 of the Prospectus under "How the Fund has Performed" is hereby replaced with the following bar chart:

                        YEAR BY YEAR TOTAL RETURNS(%)(1)

  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                  9.46  -43.73  -15.51   74.41

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

5.   CHANGE IN DESCRIPTION OF INVESTMENT STRATEGY FOR PILGRIM GOLD FUND.

     Effective November 2, 2000, the following disclosure will replace the disclosure under "Pilgrim Gold Fund" on page 32 of the Prospectus:

     OBJECTIVE

     The Fund's investment objective is to attain capital appreciation and hedge against the loss of buying power of the U.S. Dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world.

     INVESTMENT STRATEGY

     The Fund normally invests at least 65% of the value of its total assets in gold bullion and the equity securities of companies engaged in the exploration, mining, processing, fabrication or distribution of gold ("gold-related companies"). The Fund may invest the remaining 35% of its total assets in other precious metals, including silver, platinum, and palladium, and in the equity securities of companies engaged in the exploration, mining, processing, fabrication or distribution of other precious metals or materials. From time to time, the Fund invests to in silver bullion or the common stock of companies engaged in the exploration, mining, processing, fabrication or distribution of silver ("silver-related companies"). The Fund may also invest in other types of securities, including convertible securities, preferred stocks, bonds, notes and warrants, of gold-related companies, silver-related companies, or companies related to other precious metals. The Fund intends to invest less than half of the value of its assets directly in bullion or other direct forms of gold, silver, and other precious metals (as opposed to securities).

     The Fund's performance and ability to meet its objective will be largely dependent on the market value of gold, and, to a lesser degree, silver and other precious metals. A substantial portion of the Fund's investments will be in the securities of foreign issuers.

6. TERMINATION OF SUB-ADVISERS FOR PILGRIM ASIA-PACIFIC EQUITY FUND AND PILGRIM TROIKA DIALOG RUSSIA FUND.

     Effective January 2, 2001, HSBC Asset Management (Americas), Inc., HSBC Asset Management (Hong Kong) Limited and HSBC Asset Management (Europe) Limited (collectively, "HSBC") will no longer serve as Sub-Advisers to the Pilgrim Asia-Pacific Equity Fund, and Troika Dialog Asset Management (Cayman Islands), Ltd. ("Troika") will no longer serve as Sub-Adviser to the Pilgrim Troika Dialog Russia Fund. HSBC and Troika currently serve as Sub-Advisers to ING Pilgrim Investments, Inc. ("ING Pilgrim"), which is the Investment Manager for the Pilgrim Asia-Pacific Equity Fund and the Pilgrim Troika Dialog Russia Fund (collectively, the "Funds"). Effective January 2, 2001, ING Pilgrim will directly manage these Funds under its existing Investment Management Agreement. The fees payable to ING Pilgrim for serving as Investment Manager will not change.

     Accordingly, the information contained under "Management of the Funds -- Asia Pacific Equity Fund" and "Management of the Funds -- Troika Russia Dialog Fund" on pages 50 and 51 of the Prospectus, respectively, is revised to reflect that, effective January 2, 2001, the following individuals will share responsibility for the day-to-day management of the respective Funds:

     PILGRIM ASIA-PACIFIC EQUITY FUND

     Mr. Saler has over 13 years of experience in international investments. He is Senior Vice President and Director of International Equity Investment Strategy of ING Pilgrim and held similar positions with Lexington Management Corporation ("LMC") prior to that firm's recent acquisition by the parent company of ING Pilgrim. Mr. Saler is a member of an investment management team that manages the Pilgrim Global Corporate Leaders Fund, Lexington Emerging Markets Fund, Pilgrim Emerging Countries Fund, Pilgrim Worldwide Emerging Markets Fund and Pilgrim International Fund. Mr. Saler has focused on international markets since joining LMC in 1986.

     Mr. Schwartz has over 13 years experience in international investments. He is Senior Vice President and Director of International Equity Investment Strategy of ING Pilgrim, and held the same positions with LMC prior to that firm's recent acquisition. He is also a Chartered Financial Analyst and a member of the New York Society of Security Analysts. Mr. Schwartz is a member of an investment management team that manages the Pilgrim Global Corporate Leaders Fund, Lexington Emerging Markets Fund, Pilgrim Emerging Countries Fund, Pilgrim Worldwide Emerging Markets Fund and Pilgrim International Fund. Prior to joining LMC in 1993, he was Vice President of European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, Mr. Schwartz was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker.

     PILGRIM TROIKA DIALOG RUSSIA FUND

     Mr. Derks has over eleven years experience in international investments. He is Vice President of ING Pilgrim. Mr. Derks is also a member of an investment management team that manages the Lexington Emerging Markets Fund, Pilgrim Emerging Countries Fund and Pilgrim Worldwide Emerging Markets Fund. In addition to his role with ING Pilgrim, Mr. Derks also serves as Director of Global Emerging Markets Equities at ING Investment Management - Europe. Prior to joining ING Investment Management - Europe in 1997, Mr. Derks managed a Latin American equity fund with ABN AMRO.

     Mr. Oubadia has seven years experience in portfolio management. He is Vice President of ING Pilgrim. Mr. Oubadia is responsible for investments in the emerging markets of Europe, including Russia. He joined IIM in September 1996 when he was the Senior Equity Manager at IIM's office in Prague in the Czech Republic. He joined IIM's global emerging markets team in January 1998. Mr. Oubadia holds an MBA from Concordia University in Montreal, Canada.

     Following the assumption of portfolio management duties by ING Pilgrim, portfolio turnover may be higher than usual in connection with the potential restructuring of the holdings of these Funds to reflect the management style of ING Pilgrim. Such potential restructuring may result in transactional costs for the Funds and may result in accelerated capital gain distributions as a result of the turnover.

7.   RESIGNATION OF SUB-ADVISER FOR PILGRIM SMALLCAP ASIA GROWTH FUND.

     The following information supplements the disclosure concerning the Pilgrim SmallCap Asia Growth Fund (the "Fund") in the Prospectus, as follows:

     Effective January 2, 2000, ING Pilgrim will assume full investment management responsibilities for the Fund under its existing Investment Management Agreement and will no longer utilize the services of Insinger Asset Management (U.S.) Inc. ("Insinger") as sub-investment adviser for the Fund. The fees payable to ING Pilgrim for serving as investment adviser will not change.

     Accordingly, the information contained under "Management of the Funds -- Pilgrim SmallCap Asia Growth Fund" on page 50 of the Prospectus is revised to reflect that, effective January 2, 2001, Richard T. Saler and Philip A. Schwartz will assume and share the responsibility for the day-to-day management of the Fund.

     Mr. Saler has over 13 years of experience in international investments. He is Senior Vice President and Director of International Equity Investment Strategy of ING Pilgrim and held similar positions with Lexington Management Corporation ("LMC") prior to that firm's recent acquisition by the parent company of ING Pilgrim. Mr. Saler is a member of an investment management team that manages the Pilgrim Global Corporate Leaders Fund, Lexington Emerging Markets Fund, Pilgrim Emerging Countries Fund, Pilgrim Worldwide Emerging Markets Fund and Pilgrim International Fund. Mr. Saler has focused on international markets since joining LMC in 1986.

     Mr. Schwartz has over 13 years experience in international investments. He is Senior Vice President and Director of International Equity Investment Strategy of ING Pilgrim, and held the same positions with LMC prior to that firm's recent acquisition. He is also a Chartered Financial Analyst and a member of the New York Society of Security Analysts. Mr. Schwartz is a member of an investment management team that manages the Pilgrim Global Corporate Leaders Fund, Lexington Emerging Markets Fund, Pilgrim Emerging Countries Fund, Pilgrim Worldwide Emerging Markets Fund and Pilgrim International Fund. Prior to joining LMC in 1993, he was Vice President of European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, Mr. Schwartz was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker.

8.   EXCHANGES.

     Effective November 6, 2000, the following disclosure supplements the disclosure under "Shareholder Guide -- Transaction Policies -- Exchanges" on page 46 of the Prospectus:

     You may also exchange shares of a Fund for shares of the same class of any ING Fund, without paying any additional sales charge. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

9.   CHANGE IN PORTFOLIO MANAGER FOR WORLDWIDE GROWTH FUND.

     Effective  January  16,  2001,  the  following   disclosure   replaces  the
disclosure under "Management of the Funds -- Worldwide Growth Fund" on page 48 of the Prospectus:

     Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING Pilgrim, has served as a Senior Portfolio Manager of the domestic equity portion of the Worldwide Growth Fund's assets since October 2000. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

     Jeffrey Bernstein, Senior Vice President of ING Pilgrim, has served as a Senior Portfolio Manger of MidCap Opportunities Fund since the fund was formed in August 1998, Growth Opportunities Fund since October 1998, and Pilgrim MidCap Growth Fund since April 2000. Mr. Bernstein has served as Portfolio Manager of the domestic equity portion of the Worldwide Growth Fund's assets since January 2001. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a portfolio manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Mangers at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manger at Berkeley Capital.

     Richard T. Saler, whose background is described above, has served as Senior Portfolio Manager of the international portion of the Worldwide Growth Fund's assets since October 1, 2000.

     Philip A. Schwartz, whose background is described above, has served as Senior Portfolio Manager of the international portion of the Worldwide Growth Fund's assets since October 1, 2000.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE